EXHIBIT 10.7

                            PATENT SECURITY AGREEMENT


     This Patent Security Agreement ("Agreement") is made this 20th day of March, 2002, by BLONDER TONGUE INVESTMENT COMPANY, a Delaware corporation, having a mailing address of One Jake Brown Road, Old Bridge, New Jersey 08857 ("Surety") and delivered to COMMERCE BANK, N.A. having a mailing address of 1701 Route 70 East, Cherry Hill, New Jersey 08034 ("Lender").

                                   BACKGROUND

     A. This Agreement is being executed contemporaneously with that certain Surety Agreement of even date herewith between Surety and Lender (as it may be supplemented, restated, superseded, amended or replaced from time to time, the "Surety Agreement"), under which Surety is guarantying the repayment by Blonder Tongue Laboratories, Inc. ("Borrower") to Lender of the Obligations under that certain Loan and Security Agreement between Borrower and Lender dated the date hereof ("Loan Agreement"). As security for the Obligations, Surety has agreed to grant Lender a security interest in Surety's Patent Collateral (as defined herein), and under which Lender is entitled to foreclose or otherwise deal with such assets under the terms and conditions set forth herein. Capitalized terms not defined herein shall have the meanings given to such terms in the Surety Agreement or Loan Agreement as applicable.

     B. Surety has rights with respect to: (i) the United States Letters Patents and the inventions described and claimed therein set forth on Schedule A hereto (hereinafter referred to collectively as the "Patents"); (ii) the application for Letters Patents and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters Patents which may be issued upon any of said applications (hereinafter referred to collectively as the "Applications"); (iii) any reissues, extension, division or continuation of the Patents or Applications (such reissues, extension, divisions and continuations being herein referred to collectively as the "Reissued Patents"); and (iv) all future royalties or other fees paid or payments made to Surety in respect of the Patents including, without limitation, any royalties due or owing from Borrower to Surety (hereinafter referred to collectively as the "Royalties") (the Patents, Applications and the Reissued Patents and the Royalties being herein referred to collectively as the "Patent Rights"). Notwithstanding the foregoing or any representation to the contrary in this Agreement, as of the date hereof, Surety's interest (ownership or otherwise) in the Patent Rights is not of record with the United States Patent and Trademark Office.

     NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. In consideration of the Surety Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure repayment of the Obligations, Surety grants to Lender a lien on and security interest in all of the Patent Rights and all proceeds thereof and all Surety's right, title, interest, claims and demands that Surety has or may have in profits and damages for past and future infringements of the Patent Rights (such rights, interest, claims and demand being herein called the "Claims") (the Patent Rights and Claims are collectively referred to as the "Patent Collateral").

     2. Surety hereby covenants and agrees to maintain the Patent Collateral as permitted under applicable law in full force and effect until all of Surety's Obligations are indefeasibly paid and satisfied in full.

     3. Surety represents, warrants and covenants to Lender that:

          (a) Except as set forth in the Section 3(d) below, Surety is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Patent Collateral as set forth on Schedule "A".

          (b) The Patent Collateral is subsisting and has not been adjudged invalid or unenforceable;

          (c) All of the Patent Rights are registered, valid and enforceable;

          (d) All of the Patent Collateral is free and clear of any liens, charges and encumbrances including, without limitation, pledges, assignments, licenses (other than to Surety, Borrower and Lender hereunder) and covenants by Surety not to sue third persons;

          (e) Surety has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Patent Collateral;

          (f) Surety has the corporate power and authority to enter into this Agreement and perform its terms;

          (g) Surety has complied with, and will continue for the duration of this Agreement to comply with the requirements set forth in 35 U.S.C. Sec. 1 et seq. and any other applicable statutes, rules and regulations in connection with its use of the Patent Collateral except where failure to comply would not have a material adverse effect on Surety or its property; and

          (h) Surety has used and will continue to use for the duration of this Agreement, consistent standards of quality in services or products leased or sold under the Patent Collateral and hereby grants to Lender and its employees and agents the right (with no obligation of any kind upon Lender to do so) to visit Surety's affiliates, franchises or management locations and to inspect the use of the Patent Collateral and quality control records relating thereto at reasonable times during regular business hours to ensure Surety's compliance with this paragraph 3(h).

     4. Surety further covenants that:

          (a) Until all the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated, Surety will not enter into any agreement, including, without limitation, license agreements or options, which are inconsistent with Surety's obligations under this Agreement, Borrower's obligations under the Loan Agreement, or which restrict or impair Lender's rights hereunder.

          (b) If Surety acquires rights to any new United States Letters Patents, the provisions of this Agreement shall automatically apply thereto and such Letters Patents shall be deemed part of the Patent Collateral. Surety shall give Lender written notice thereof along with an amended Schedule "A."

     5. So long as this Agreement is in effect and so long as Surety has not received notice from Lender that an Event of Default has occurred under the Loan Agreement and that Lender has not elected to exercise its rights hereunder: (i) Surety shall continue to have the exclusive right to use the Patent Collateral; and (ii) Lender shall have no right to use the Patent Collateral or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Patent Collateral to anyone else.

     6. Surety agrees not to sell, license, grant any option, assign or further encumber its rights and interest in the Patent Collateral to any entity or person other than Lender, Borrower or any other subsidiary of Borrower that has guaranteed the Obligations without the prior written consent of Lender.

     7. Anything herein contained to the contrary notwithstanding, if and while an Event of Default exists under the Loan Agreement, Surety hereby covenants and agrees that Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the State of New Jersey, may take such action permitted hereunder, in its exclusive discretion, to foreclose upon the Patent Collateral covered hereby. For such purposes, while an Event of Default exists, Surety hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Surety's true and lawful attorney-in-fact, with the power to endorse Surety's name on all applications, documents, papers and instruments necessary for Lender to use the Patent Collateral or to grant or issue any exclusive or non-exclusive license under the Patent Collateral to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral to anyone else including, without limitation, the power to execute a Patent Assignment in the form attached hereto as Exhibit 1. Surety hereby ratifies all that such attorney or agent shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney or agent. This power of attorney shall be irrevocable for the life of this Agreement, the Surety Agreement, and until all of the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated.

     8. This Agreement shall be subject to the terms, provisions, and conditions set forth in the Surety Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

     9. All rights and remedies herein granted to Lender shall be in addition to any rights and remedies granted to Lender under the Loan Documents. In the event of an inconsistency between this Agreement and Loan Documents, the language of this Agreement shall control.

     10. Upon Surety's performance of all of the obligations under the Surety Agreement and after all of the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated, Lender shall, at Surety's expense, execute and deliver to Surety all documents reasonably necessary to terminate Lender's security interest in the Patent Collateral.

     11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral, in each case in accordance with the terms of this Agreement, shall be borne and paid by Surety on demand by Lender and until so paid shall be added to the principal amount of the Obligations to Lender and shall bear interest at the otherwise applicable rate prescribed in the Loan Agreement.

     12. Subject to the terms of this Agreement, Surety shall have the duty to prosecute diligently any application and/or registration with respect to the Patent Collateral pending as of the date of this Agreement or thereafter, until the Obligations are indefeasibly paid and satisfied in full and the Revolving Credit is terminated to preserve and maintain all rights in the Patent Collateral, and upon reasonable request of Lender, Surety shall make federal application on registerable but unregistered Patent Collateral belonging to Surety and licensed to Surety unless Surety determines in good faith that such unregistered Patent Collateral does not have any material value. Any reasonable expenses incurred in connection with such applications shall be borne exclusively by Surety. Surety shall not abandon any Patent Collateral without the prior written consent of Lender.

     13. Surety shall have the right to bring suit in its own name to enforce the Patent Collateral, in which event Lender may, if Surety reasonably deems it necessary, be joined as a nominal party to such suit if Lender shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. Surety shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including reasonable attorneys' fees and costs, incurred by Lender in the fulfillment of the provisions of this paragraph.

     14. Upon the occurrence of an Event of Default under the Loan Agreement or Surety Agreement, Lender may, without any obligation to do so, complete any obligation of Surety hereunder, in Surety's name or in Lender's name, but at the expense of Surety.

     15. No course of dealing between Surety and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Lender's rights and remedies with respect to the Patent Collateral, whether established hereby or by the Surety Agreement, or by any other future agreements between Surety and Lender or by law, shall be cumulative and may be exercised singularly or concurrently.

     16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

     17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     18. Surety irrevocably agrees to consent to the jurisdiction of the state and federal courts of the jurisdiction set forth in Section 9.1 of the Loan Agreement, without regard to its otherwise applicable principles or conflicts of law.

     19. SURETY AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE SURETY AGREEMENT OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY THE SURETY AGREEMENT.

     20. Surety hereby agrees that it will, within thirty (30) days of the date of this Agreement, file all agreements and/or documents required to record Surety's interest (ownership or otherwise) in the Patent Rights with the United States Patent and Trademark Office.

     IN WITNESS WHEREOF, the parties hereto have executed this Patent Security Agreement, under seal, the day and year first above written.


                                 SURETY:
                                 BLONDER TONGUE INVESTMENT COMPANY



                                 By: /s/ James A. Luksch
                                     -------------------------------------------
                                     James A. Luksch, President and CEO



                                                                (Corporate Seal)

                                 Address: c/o Blonder Tongue Laboratories, Inc. One Jake Brown Road
                                           Old Bridge, NJ 08857
                                           Attn:   President


APPROVED AND ACCEPTED:
COMMERCE BANK, N. A.


By: /s/ Kurt J. Fuoti
    -------------------------------------
    Kurt J. Fuoti, Vice President

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------



UNITED STATES OF AMERICA                    :
COMMONWEALTH OF PENNSYLVANIA                : SS
COUNTY OF PHILADELPHIA                      :

     On this 20th day of March, 2002, before me personally appeared JAMES A. LUKSCH, to me known and being duly sworn, deposes and says that he is the President and CEO of BLONDER TONGUE INVESTMENT COMPANY, the corporation described in the foregoing Agreement; that he knows the seal of the corporation; that the seal so affixed to the Agreement is such corporate seal; that he signed the Agreement and affixed the seal of the corporation thereto as such officer pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such corporation; and he/she desires the same to be recorded as such.


                                            ------------------------------------
                                            Notary Public

                                            My Commission Expires:

                     SCHEDULE A TO PATENT SECURITY AGREEMENT
                     ---------------------------------------

                  APPLICATION/                                 REGISTRATION
PATENTS           REGISTRATION NO.          COUNTRY                DATE
-------           ----------------          -------                ----

                     EXHIBIT 1 TO PATENT SECURITY AGREEMENT
                     --------------------------------------

                                PATENT ASSIGNMENT

     WHEREAS, BLONDER TONGUE INVESTMENT COMPANY, a Delaware corporation ("Grantor"), is the registered owner, holder or user of: (i) the United States Letters Patents and the inventions which are registered in the United States Patent and Trademark Office and set forth on Schedule A hereto (hereinafter referred to collectively as the "Patents"); (ii) the application for Letters Patents and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters Patents which may be issued upon any of said applications (hereinafter referred to collectively as the "Applications");
(iii) any reissues, extension, division or continuation of the Patents or Applications (such reissues, extension, divisions and continuations being herein referred to collectively as the "Reissued Patents"); and (iv) all future royalties or other fees paid or payments made to Surety in respect of the Patents (hereinafter referred to collectively as the "Royalties") (the Patents, Applications and the Reissued Patents and the Royalties being herein referred to collectively as the "Patent Rights").

     WHEREAS,   ____________________________  ("Grantee"),  having  a  place  of business  at  ________________________________________________  is  desirous  of acquiring the Patent Rights;

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Patent Rights and all proceeds thereof and all Surety's right, title, interest, claims and demands that Surety has or may have in profits and damages for past and future infringements of the Patent Rights.

     IN WITNESS WHEREOF, the undersigned has caused this Patent Assignment to be executed as of the _____day of _________________, 200___.


                                                BLONDER TONGUE INVESTMENT
                                                COMPANY



Witness:  _____________________                 By:___________________________
                                                      As Attorney-in-fact

                            CORPORATE ACKNOWLEDGMENT



UNITED STATES OF AMERICA                    :
STATE OF ________________                   :        SS
COUNTY OF ____________________              :



     On this the ____ day of ________________, 200___ before me a Notary Public for the said County and State, personally appeared __________________________________ known to me or satisfactorily proven to me to be attorney-in-fact on behalf of BLONDER TONGUE INVESTMENT COMPANY ("Grantor"), and he/she acknowledged to me that he/she executed the foregoing Patent Assignment on behalf of Grantor, and as the act and deed of Grantor for the purposes therein contained.


     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   -----------------------------
                                                        (Individual Notary)


My Commission Expires:

_______________, ________

                         SCHEDULE A TO PATENT ASSIGNMENT
                         -------------------------------


                  APPLICATION/                                  REGISTRATION
PATENTS           REGISTRATION NO.           COUNTRY                DATE
-------           ----------------           -------                ----